                                                                    EXHIBIT 10.2

                                ZIXIT CORPORATION
                             1992 STOCK OPTION PLAN
                    (AMENDED AND RESTATED AS OF AUGUST 2000)

1. PURPOSE

         The purpose of the ZixIt Corporation 1992 Stock Option Plan (hereinafter called the "Plan") is to advance the interests of ZixIt Corporation (hereinafter called the "Company") by strengthening the ability of the Company to attract and retain personnel of high caliber through encouraging a sense of proprietorship by means of stock ownership.

         Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), while certain other options granted under this Plan will constitute nonqualified options.

2. DEFINITIONS

         As used in this Plan, and in any Option Agreement, as hereinafter defined, the following terms shall have the following meanings, unless the context otherwise requires:

     (a) "Common Stock" shall mean the common stock of the Company, par value $.01 per share, giving effect to the 3 shares for 2 shares stock split on the record date of January 24, 1992 and the effective issuance date of February 13, 1992.

     (b) "Committee" shall mean a committee of the Board of Directors comprised of at least two directors. Members of the Committee shall be selected by the Board of Directors. To the extent necessary to comply with the requirements of Rule 16b-3, the Committee shall consist of two or more Non-employee Directors. Also, if the requirements of Section 162(m) of the Code are intended to be met, the Committee shall consist of two or more "outside directors" within the meaning of Section 162(m) of the Code.

         (c) "Date of Grant" shall mean the date on which a stock option is granted pursuant to this Plan.

         (d) "Effective Date" shall mean the first business day following the date of the 1993 annual meeting of the shareholders of the Company.

         (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (f) "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by NASDAQ/NMS or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

         (g) "Non-employee Director" shall have the meaning given such term in Rule 16b-3.

         (h) "Optionee" shall mean the person to whom an option is granted under this Plan or who has obtained the right to exercise an option in accordance with the provisions of this Plan.

         (i) "Plan Adoption Date" means the later of the date on which this Plan is adopted by the Board of Directors of the Company and by the shareholders of the Company in accordance with Rule 16b-3.

         (j) "Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as it may be amended from time to time and any successor provision to Rule 16b-3 under the Exchange Act.

         (k) "Subsidiary" shall mean any now existing or hereafter organized or acquired corporation of which more than fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.

3. SHARES SUBJECT TO THIS PLAN

         Except as otherwise provided by the provisions of Section 9 hereof, the aggregate amount of Common Stock for which options may be granted under this Plan shall not exceed 450,000 shares of Common Stock. Such shares may be authorized and previously unissued shares or previously issued shares that have been reacquired by the Company. Any shares of Common Stock subject to unexercised portions of options granted under this Plan which shall have terminated, been canceled, or expired may again be subject to the granting of options under this Plan.

4. ADMINISTRATION

         Notwithstanding herein anything to the contrary, to the extent necessary to comply with the requirements of Rule 16b-3, this Plan shall be administered by Committee. Options may be granted under this Section 4 only by majority agreement of the members of the Committee. Stock Option Agreements ("Option Agreements"), in the form as approved by the Committee, and containing such terms and conditions not inconsistent with the provisions of this Plan as shall have been determined by the Committee, may be executed on behalf of the Company by the President or any Vice President of the Company. The Committee shall have complete authority to construe, interpret and administer the provisions of this Plan and the provisions of the option agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; and to make all other determinations necessary or deemed advisable in the administration of this Plan. The determinations, interpretations and constructions made by the Committee shall be final and conclusive.

5. ELIGIBILITY

         Incentive stock options to purchase Common Stock may be granted under
Section 4 of this Plan to such employees of the Company or its Subsidiaries (including any director who is also an employee of the Company or one of its Subsidiaries) as shall be determined by the Committee. Nonqualified stock options to purchase Common Stock may be granted under Section 4 of this Plan to such employees or directors of the Company or its Subsidiaries as shall be determined by the Committee. The Committee shall determine which persons are to be granted options under Section 4 of this Plan, the number of options, the number of shares subject to each option, the exercise price or prices of each option, the vesting and exercise period of each option, whether an option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each option, if any, as are not inconsistent with the provisions of this Plan. In addition, the Committee may, in its sole discretion, provide for vesting of stock options to accelerate upon a change in control of the Company as defined in an applicable Agreement ("Change in Control") and enable an employee to "put" the excess of the fair market value over the exercise price of the options to the Company in the event of a Change in Control. In connection with the granting of incentive stock options, the aggregate Fair Market Value (determined at the Date of Grant of an incentive stock option) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424 of the Code) shall not exceed $100,000 or such other amount as from time to time provided in
Section 422(d) of the Code or any successor provision.

6. EXERCISE PRICE

         The purchase price or prices for Common Stock subject to an option (the "Exercise Price") granted pursuant to Section 4 of this Plan shall be determined by the Committee at the Date of Grant; provided, however, that (a) the Exercise Price for any option shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, and (b) if the Optionee owns more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, as more fully described in
Section 422(b)(6) of the Code or any successor provision (such shareholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any incentive stock option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

7. TERM OF STOCK OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE

         No incentive stock option granted pursuant to Section 4 of this Plan shall be exercisable (a) more than five years after the Date of Grant with respect to a 10-Percent Stockholder, and (b) more than ten years after the Date of Grant with respect to all persons other than 10-Percent Stockholders. No nonqualified stock option granted pursuant to Section 4 of this Plan shall be exercisable more than ten years after the Date of Grant. The Company shall not be required to issue any fractional shares upon the exercise of any options granted under this Plan. No Optionee nor his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until said option has been exercised and the purchase price of the shares in respect of which the option has been exercised has been paid. An option shall not be exercisable except by the Optionee or by a person who has obtained the Optionee's rights under the option by will or under the laws of descent and distribution.

8. TERMINATION OF EMPLOYMENT

         The Committee shall determine at the Date of Grant what conditions shall apply to the exercise of an option granted under Section 4 in the event an Optionee shall cease to be employed by the Company or a Subsidiary for any reason. In the event of the death of an Optionee while in the employ or while serving as a director of the Company or a Subsidiary, the option theretofore granted to him shall be exercisable by the executor or administrator of the Optionee's estate, or if the Optionee's estate is not in administration, by the person or persons to whom the Optionee's right shall have passed under the Optionee's will or under the laws of descent and distribution, within the year next succeeding the date of death or such other period as may be specified in the Option Agreement, but in no case later than the expiration date of such option, and then only to the extent that the Optionee was entitled to exercise such option at the date of his death. Neither this Plan nor any option granted hereunder is intended to confer upon any Optionee any rights with respect to continuance of employment or other utilization of his services by the Company or by a Subsidiary, nor to interfere in any way with his right or that of his employer to terminate his employment or other services at any time (subject to the terms of any applicable contract).

9. DILUTION OR OTHER ADJUSTMENTS

         In the event that there is any change in the Common Stock subject to this Plan or subject to options granted hereunder as the result of any stock dividend on, dividend of or stock split or stock combination of, or any like change in, stock of the same class or in the event of any change in the capital structure of the Company, the Board of Directors or the Committee shall make such adjustments with respect to options, or any provisions of this Plan, as it deems appropriate to prevent dilution or enlargement of option rights.

10. EXPIRATION AND TERMINATION OF THIS PLAN

         Options may be granted at any time under Section 4 of this Plan prior to ten years from this Plan Adoption Date, as long as the total number of shares which may be issued pursuant to options granted under this Plan does not (except as provided in Section 9 above) exceed the limitations of Section 3 above. This Plan may be abandoned, suspended or terminated at any time by the Board of Directors of the Company except with respect to any options then outstanding under this Plan.

11. RESTRICTIONS ON ISSUANCE OF SHARES

         (a) The Company shall not be obligated to sell or issue any shares upon the exercise of any option granted under this Plan unless:

                  (i) the shares with respect to which such option is being exercised have been registered under applicable federal securities laws or are exempt from such registration;

                  (ii) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

                  (iii) in the event the Common Stock has been listed on any exchange, the shares with respect to which such option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.

         The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares issuable on any option.

         If the shares to be issued upon the exercise of any option granted under this Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal securities laws, the Optionee, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

         The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock subject to an option upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body with respect to the granting or exercise of the option or the issue or purchase of shares under the option.

         (b) No option granted pursuant to this Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code.

         (c) The Board of Directors or Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in any Option Agreement entered into hereunder.

         (d) In no event shall any Option granted to any employee who is classified as "non-exempt" under the Fair Labor Standards Act of 1938 be exercisable less than six months after the date of grant, except in the case of death, disability, retirement, a change in control or other circumstances permitted by regulations under the Worker Economic Opportunity Act ("WEOA"). Grants to such non-exempt employees shall not be based on preestablished performance criteria, except as specifically permitted under the WEOA. Non-exempt employees shall be notified of the terms of their Options in accordance with the WEOA, and exercise of such Options must be voluntary.

12. PROCEEDS

         The proceeds to be received by the Company upon exercise of any option granted under this Plan may be used for any proper purposes.

13. AMENDMENT OF THIS PLAN

         The Board of Directors may amend this Plan from time to time in such respects as it may deem advisable in its sole discretion or in order that the options granted hereunder shall conform to any change in applicable laws, including tax laws, or in regulations or rulings of administrative agencies or in order that options granted or stock acquired upon exercise of such options may qualify for simplified registration under applicable securities or other laws; provided, however, that, to the extent required by Rule 16b-3 and the Securities and Exchange Commission interpretations and releases thereunder, no amendment may be made without the consent of shareholders which would materially
(a) increase the benefits accruing to participants under this Plan, (b) increase the number of securities which may be issued under this Plan, other than in accordance with Section 9 hereof, or (c) modify the requirements as to eligibility for participation in this Plan.

14. PAYMENT UPON EXERCISE

         Upon the exercise of any option granted under this Plan, the Company may make financing available to the Optionee for the purchase of the Common Stock that may be acquired pursuant to the exercise of such option on such terms as the Committee shall specify. An Optionee may pay the Exercise Price of the shares of Common Stock as to which an option is being exercised by the delivery of cash, a certified cashier's check or, at the Company's option, by the delivery of shares of Common Stock having a Fair Market Value on the date immediately preceding the exercise date equal to the exercise price.

         If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any option granted under this Plan may be exercised by a broker-dealer acting on behalf of an Optionee if
(a) the broker-dealer has received from the Optionee instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

15. LIABILITY OF THE COMPANY

         Neither the Company, its directors, officers or employees, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any incentive stock option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

         AMENDED AND RESTATED as of August 1, 2000.


                                               ZIXIT CORPORATION


                                               By: /s/ Ronald A. Woessner
                                                   ----------------------

                                               Its: V.P.
                                                    ---------------------